UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 30, 2005

                        CONNECTED MEDIA TECHNOLOGIES, INC
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-18689                                           06-1238435
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(Commission File Number)                       (IRS Employer Identification No.)

  950 South Pine Island Road, Suite A150-1094, Plantation, Florida    33324
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    (Address of Principal Executive Offices)                        (Zip Code)

                                 (954) 727-8218
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              (Registrant's Telephone Number, Including Area Code)

                              TRUST LICENSING, INC.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On September 29, 2005, we entered into an agreement with Triple Crown Consulting, Inc. ("Triple Crown") for the purpose of managing the Company's investor relations communications to potential and existing shareholders. The consultant's duties include, without limitation, informing the brokerage community, our shareholders and the general public concerning financial public relations and promotional mattes relating to our business. Only public information is to be disseminated. Such information will be distributed to newsletters and websites that market to "opt-in" subscribers and other persons to whom it is felt would be of interest in receiving information concerning us and our business. Triple Crown will not provide any investment advice with respect to the dissemination of information concerning the Company. As consideration fro the services to be rendered by Triple Crown, the Company has agreed to pay to Triple Crown 10,000,000 registered shares of Common Stock. The securities are included in the Company's registration statement and will be issued when the registration statement is declared effective.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            10.18 Letter Agreement between the Company and Triple Crown

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONNECTED MEDIA TECHNOLOGIES, INC.
                                           (Registrant)
                                           By: /s/ Jeffrey W. Sass
                                               ---------------------------------
                                           Jeffrey W. Sass
                                           President and Chief Executive Officer

DATED: September 30, 2005